UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2016

Item 1. Report to Stockholders.

Becker Value Equity Fund

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report
October 31, 2016

TABLE OF CONTENTS

Shareholder Letter	2
Investment Results & Returns - Retail Class	5
Investment Results & Returns - Institutional Class	6
Sector Allocation	7
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Trustees and Executive Officers	27
Approval of Investment Advisory Agreement	31
Additional Information	34
Privacy Notice	36

Becker Value Equity Fund

December 5, 2016

Dear Shareholders,

With the current market expansion now more than seven years old, 2016 surprised many investors with reasonably solid returns even as economic growth remained modest and corporate profitability declined.  For the year ended October 31st, 2016, the Becker Value Equity Fund Institutional share class recorded a return of 5.68%, ahead of the S&P 500®’s 4.51%, and slightly trailing the 6.37% return for the Russell 1000® Value Index.

As the new fiscal year began, investors were greatly concerned over the durability of the current economic recovery.  Persistent weakness in many commodity prices, particularly in energy, continued to weigh on domestic business profitability, hiring plans, and capital spending.  An east coast blizzard and an unexpected drawdown of business inventories further served to hold back domestic economic activity early in the year.  China also fed into the market’s fears as weaker Chinese economic data, worry over their burgeoning debt, and a precipitous decline in their stock market added to the overall level of unease.

While most of the profit decline in the U.S. centered on the energy industry, weakness extended to a variety of other sectors in the capital goods, industrial services and transportation industries.  At the same time, the expected boost to consumer spending as a result of lower gasoline and heating oil prices never materialized to the extent forecast by many economists.  Given the level of overall economic uncertainty, many individuals preferred to increase their level of savings rather than spend any energy-related windfall.  As a result, real domestic economic growth in the opening months of the fiscal year remained below 1% on annualized basis.  This period of uncertainty tended to favor the shares of more “defensive” companies such as telecommunications services, electric utilities, healthcare providers and consumer staples companies.  Moreover, the continued low interest rate environment encouraged many investors to favor higher-yielding dividend payers, often found among more defensive companies.  During this period we realized solid performance from our holdings in companies such as AT&T, Becton Dickinson & Co., and Johnson & Johnson.  Shares of Becton & Dickinson achieved our valuation target and were sold, while AT&T and J&J continued to be held in the Fund.

As the year progressed, continued improvement in some of the employment statistics, a bottoming and subsequent rebound in commodity and energy prices, and signs of stabilization in the global economy led to gains in

Becker Value Equity Fund

the equity markets.  While there were still concerns with employment, particularly related to the level of participation among working age people and wage growth, the unemployment rate fell below 5% and surveys of workers indicated improvement in the availability of jobs.  Economic measures such as the Institute of Supply Management’s Manufacturing Index continued to improve from below 50% earlier in the year (indicating economic contraction) to above 50%, signaling an economy growing at a faster rate.  Real Gross Domestic Product for the three months ended September 30th expanded at an annual rate of 3.2%, substantially better than the anemic growth experienced earlier in the year. With a better tone to the economy, the earlier outperformance of defensive issues gave way to better performance among more economically sensitive stocks.  During this period we posted good performance from our holdings of technology shares such as Microsoft, Hewlett Packard Enterprises, Hewlett Packard, Inc., Qualcomm and EMC Corp.  EMC Corp was acquired during the year by privately held Dell Technologies., while the other companies continued to be held in the Fund.  In the transportation sector, our position in railroad CSX was a solid performer as were several of our holdings in the financial sector including JP Morgan, Morgan Stanley, and insurer Allstate Co.  All of these stocks continued to be held in the portfolio. Among the more cyclical consumer stocks, shares of Time Warner and Nordstrom both performed well.  Shares of Nordstrom reached our fair valuation estimate and were sold, while Time Warner was still held at fiscal year end.  Poorer performance was experienced from our position in Bed Bath & Beyond in a difficult environment for “brick & mortar” retailers and was sold from the portfolio.  In the metals sector, miner Newmont Mining performed very well benefiting from lower energy prices and higher gold prices.

With a new administration taking office in 2017 and a change in party control of the White House, policy changes with regard to taxes, regulation, fiscal policy and trade are already under discussion, and certainly have the potential to create volatility as campaign rhetoric gives way to actual policy and politics.  Moreover, the potential for a more hawkish Federal Reserve and the prospect for higher interest rates further adds to the level of uncertainty.  Importantly in 2016, and in marked contrast to the prior year, the market began to reward solid fundamental analysis and attention to valuation.  We believe the year ahead will continue to reward the sort of solid stock selection that has long been practiced by the Fund’s managers.

Becker Value Equity Fund

The Institutional Investment Team

Michael A. McGarr, CFA	Marian Kessler
Portfolio Manager	Portfolio Manager

Steve Laveson	Andy Murray, CFA
Portfolio Manager	Portfolio Manager

T. J. McConville	Sid Parakh
Portfolio Manager	Portfolio Manager

Mutual fund investing involves risk; Principal loss is possible.  Small and mid capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The value of the Fund’s investments in REIT’s may change in response to changes in the real estate market.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expressed are subject to change at any time and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.  Past performance is no guarantee of future results.

Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The performance of the Index does not reflect deductions for fees, expenses, or taxes.  The Index is not available for purchase.

S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.  The Index is not available for purchase.

The Institute of Supply Management’s Manufacturing Index (“ISM Manufacturing Index”), is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management.  The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries.

Quasar Distributors, LLC, Distributor

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value
Equity Fund – Retail Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2016

	One Year	Five Years	Ten Years
Becker Value Equity Fund, Retail Class	5.59%	12.46%	6.49%
Russell 1000® Value Index	6.37%	13.31%	5.35%
S&P 500® Index	4.51%	13.57%	6.70%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000® Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited) (Continued)

Comparison of the Growth of a $250,000 Investment in the Becker Value
Equity Fund – Institutional Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2016

			Since Inception
	One Year	Five Years	(September 2, 2011)
Becker Value Equity Fund, Institutional Class	5.68%	12.67%	13.56%
Russell 1000® Value Index	6.37%	13.31%	14.43%
S&P 500® Index	4.51%	13.57%	14.62%

This chart illustrates the performance of a hypothetical $250,000 investment made on September 2, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Russell 1000® Value Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2016 (Unaudited)

Sector Allocation	% of Net Assets

Financials	20.5%
Information Technology	13.7%
Health Care	12.9%
Industrials	11.0%
Energy	10.6%
Consumer Staples	8.5%
Consumer Discretionary	8.4%
Materials	4.1%
Telecommunication Services	3.7%
Real Estate	3.0%
Cash*	3.6%
Total	100.0%

*	Represents short-term investments, cash and other assets in excess of liabilities.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2016

Shares		Value

COMMON STOCKS: 96.4%

Consumer Discretionary: 8.4%
15,740	Adient
	PLC - ADR*	$716,307
177,715	BorgWarner, Inc.	6,369,306
283,490	Discovery
	Communications,
	Inc. - Class C*	7,118,434
86,280	Magna
	International, Inc.	3,541,794
68,970	Nordstrom, Inc.	3,586,440
88,645	Time Warner, Inc.	7,888,518
		29,220,799

Consumer Staples: 8.5%
92,075	Bunge Ltd.	5,709,571
224,950	The Kroger Co.	6,968,951
83,655	Procter &
	Gamble Co.	7,261,254
135,570	Wal-Mart
	Stores, Inc.	9,492,611
		29,432,387

Energy: 10.6%
59,065	Chevron Corp.	6,187,059
76,790	Exxon Mobil Corp.	6,398,143
178,230	National Oilwell
	Varco, Inc.	5,721,183
98,880	Noble Energy, Inc.	3,408,394
40,370	Phillips 66	3,276,025
128,530	Royal Dutch Shell
	PLC - ADR	6,402,079
71,240	Schlumberger Ltd.	5,573,105
		36,965,988

Financials: 20.5%
13,795	Alleghany Corp.*	7,121,117
116,250	Allstate Corp.	7,893,375
84,165	American
	Express Co.	5,590,239
14,780	BlackRock, Inc.	5,043,527
137,750	Blackstone
	Group LP	3,447,883
109,105	JPMorgan
	Chase & Co.	7,556,612
260,055	Morgan Stanley	8,730,046
84,665	The PNC
	Financial Services
	Group, Inc.	8,093,974
104,660	State Street Corp.	7,348,179
52,500	U.S. Bancorp #	2,349,900
177,885	Wells Fargo & Co.	8,184,489
		71,359,341

Health Care: 12.9%
31,440	Aetna, Inc.	3,375,084
21,355	Amgen, Inc.	3,014,472
178,795	AstraZeneca
	PLC - ADR	5,063,474
84,540	DaVita HealthCare
	Partners, Inc.*	4,955,735
98,605	Express Scripts
	Holding Co.*	6,645,977
63,250	Johnson & Johnson	7,336,367
35,170	McKesson Corp.	4,472,569
85,690	Merck & Co., Inc.	5,031,717
162,905	Pfizer, Inc.	5,165,718
		45,061,113

Industrials: 11.0%
307,330	CSX Corp.	9,376,638
63,030	Emerson
	Electric Co.	3,194,360
229,310	General
	Electric Co.	6,672,921
157,395	Johnson Controls
	International PLC	6,346,159
137,710	Koninklijke Philips
	NV - ADR	4,135,431
39,080	Raytheon Co.	5,338,719
82,830	Southwest
	Airlines Co.	3,317,342
		38,381,570

Information Technology: 13.7%
105,665	Amdocs Ltd.	6,176,119
75,985	Apple, Inc.	8,627,337
90,430	Avnet, Inc.	3,793,538

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2016 (Continued)

Shares		Value

COMMON STOCKS: 96.4% (Continued)

Information Technology: 13.7% (Continued)
35,530	Dell
	Technologies Inc -
	VMware, Inc.*	$1,744,173
264,970	Hewlett-Packard
	Enterprise Co.	5,953,876
264,970	HP, Inc.	3,839,415
117,480	Microsoft Corp.	7,039,402
79,245	QUALCOMM, Inc.	5,445,716
81,440	TE
	Connectivity Ltd.	5,120,133
		47,739,709

Materials: 4.1%
52,010	Monsanto Co.	5,241,048
250,840	Mosaic Co.	5,902,265
87,540	Newmont
	Mining Corp.	3,242,482
		14,385,795

Real Estate: 3.0%
60,775	The Howard
	Hughes Corp.*	6,674,918
125,890	Weyerhaeuser
	Co. - REIT	3,767,888
		10,442,806

Telecommunication Services: 3.7%
209,105	AT&T, Inc.	7,692,973
189,445	Vodafone Group
	PLC - ADR	5,274,149
		12,967,122

TOTAL COMMON STOCKS
(Cost $309,263,013)		335,956,630

SHORT-TERM INVESTMENTS: 3.8%
13,351,676	Morgan Stanley
	Institutional
	Liquidity Funds -
	Treasury Portfolio,
	0.213%^	13,351,676

TOTAL SHORT-TERM
INVESTMENTS
(Cost $13,351,676)		13,351,676

TOTAL INVESTMENTS
IN SECURITIES: 100.2%
(Cost $322,614,689)
Liabilities in Excess
of Other Assets: (0.2)%		(675,291)
TOTAL NET ASSETS: 100.0%		$348,633,015

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
*	Non-income producing security
^	Annualized seven-day yield as of October 31, 2016.
#
Affiliated security. Quasar Distributors, LLC (the “Distributor”), is the principal underwriter and distributor for the shares of the Fund. The Distributor is affiliated with the Fund’s transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Fund’s custodian, U.S. Bank NA.  The Fund purchased the shares shown below prior to August 14, 2012, when the Distributor became the Fund’s principal underwriter.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by USBFS.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2016

ASSETS
Investments in unaffiliated securities, at value (cost $321,234,362)	$346,958,406
Investments in affiliated securities (cost $1,380,327)	2,349,900
Total investments (cost $322,614,689)	349,308,306
Receivables:
Dividends and interest	352,626
Investment securities sold	4,000,580
Fund shares sold	242,348
Prepaid expenses	13,411
Total assets	353,917,271

LIABILITIES
Payables:
Fund shares redeemed	1,415,253
Payable for investment securities purchased	3,588,163
Investment advisory fees, net	153,312
Custody fees	6,337
Administration and accounting fees	45,228
Legal fees	1,040
Audit fees	23,665
Printing and mailing fees	6,983
Transfer agent fees	13,108
Chief Compliance Officer fees	1,525
Registration fees	281
Service fees – Retail Class	24,281
Trustee fees	2,013
Other accrued expenses	3,067
Total liabilities	5,284,256
NET ASSETS	$348,633,015

COMPONENTS OF NET ASSETS
Paid-in capital	$296,400,042
Undistributed net investment income	4,199,647
Undistributed net realized gain on investments	21,339,709
Net unrealized appreciation of investments	26,693,617
Total net assets	$348,633,015

COMPONENTS OF NET ASSET VALUE
RETAIL CLASS
Net assets	$126,006,119
Shares of beneficial interest issued and outstanding	7,151,198
Net asset value, offering and redemption price per share	$17.62

INSTITUTIONAL CLASS
Net assets	$222,626,896
Shares of beneficial interest issued and outstanding	12,588,958
Net asset value, offering and redemption price per share	$17.68

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2016

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities
(net of foreign withholding tax of $55,271)	$7,939,718
Dividends from affiliated securities	54,863
Interest	24,754
Total investment income	8,019,335

EXPENSES
Investment advisory fees	1,941,068
Administration and accounting fees	256,548
Services fees – Retail Class	126,135
Transfer agent fees	75,877
Registration fees	37,277
Custody fees	36,779
Miscellaneous expenses	27,154
Reports to shareholders	24,209
Audit fees	23,665
Trustees fees	18,194
Chief Compliance Officer fees	9,025
Legal fees	8,304
Insurance expenses	4,570
Interest expense	1,243
Total expenses	2,590,048
Less: Fees and expenses reimbursed	(64,047)
Net expenses	2,526,001
Net investment income	5,493,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	24,200,029
Net change in unrealized appreciation/depreciation on investments	(11,126,597)
Net realized and unrealized gain	13,073,432
Net increase in net assets resulting from operations	$18,566,766

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,493,334	$4,412,173
Net realized gain on investments	24,200,029	22,883,681
Net change in unrealized
appreciation/depreciation on investments	(11,126,597)	(31,893,315)
Net increase (decrease) in net assets
resulting from operations	18,566,766	(4,597,461)

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class:
From net investment income	(1,632,920)	(2,275,694)
From net realized gain	(8,773,676)	(8,831,993)
Institutional Class:
From net investment income	(3,061,802)	(3,723,613)
From net realized gain	(14,090,899)	(12,763,871)
Total distributions to shareholders	(27,559,297)	(27,595,171)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class (a)	(18,587,716)	24,650,294
Net increase (decrease) in net assets derived from net
change in outstanding shares – Institutional Class (a)	(2,649,826)	45,744,317
Total increase (decrease) in net assets
from capital share transactions	(21,237,542)	70,394,611
Total increase (decrease) in net assets	(30,230,073)	38,201,979

NET ASSETS
Beginning of year	$378,863,088	$340,661,109
End of year	$348,633,015	$378,863,088
Undistributed net investment income	$4,199,647	$3,401,035

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Retail Class:
Shares Sold	1,139,152	$19,295,714	3,865,550	$73,279,325
Reinvested dividends	650,730	10,288,030	581,762	10,995,305
Shares redeemed (b)	(2,864,559)	(48,171,460)	(3,184,565)	(59,624,336)
Net increase (decrease)	(1,074,677)	$(18,587,716)	1,262,747	$24,650,294
Beginning of year	8,225,875		6,963,128
End of year	7,151,198		8,225,875

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class:
Shares Sold	2,539,576	$42,286,597	3,531,012	$66,095,058
Reinvested dividends	948,196	15,038,388	718,852	13,629,430
Shares redeemed (b)	(3,570,415)	(59,974,811)	(1,796,955)	(33,980,171)
Net increase (decrease)	(82,643)	$(2,649,826)	2,452,909	$45,744,317
Beginning of year	12,671,601		10,218,692
End of year	12,588,958		12,671,601

(b)	Net of redemption fees of $831 and $914 for 2016 and $3,150 and $354 for Retail Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.08	$19.78	$18.70	$14.13	$12.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.25	0.20	0.33	0.23	0.20
Net realized and unrealized
gain (loss) on investments	0.61	(0.38)	2.17	4.54	1.39
Total from investment operations	0.86	(0.18)	2.50	4.77	1.59

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.21)	(0.31)	(0.21)	(0.20)	(0.17)
Distributions from net realized gain	(1.11)	(1.21)	(1.21)	—	—
Total distributions	(1.32)	(1.52)	(1.42)	(0.20)	(0.17)
Proceeds from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—
Net asset value, end of year	$17.62	$18.08	$19.78	$18.70	$14.13
Total return	5.59%	(1.22)%	14.13%	34.12%	12.64%

SUPPLEMENTAL DATA:
Net assets,
end of year (000’s omitted)	$126,006	$148,731	$137,702	$87,049	$82,119
Portfolio turnover rate	34%	32%	41%	38%	27%
Ratios to average net assets:
Expenses before fees waived	0.80%	0.89%	0.97%	1.00%	1.09%
Expenses after fees waived(3)	0.78%	0.88%	0.93%	0.93%	0.93%
Net investment income	1.50%	1.07%	1.77%	1.40%	1.49%

(1)	Calculated using average shares outstanding method.
(2)	Does not round to $0.01 per share.
(3)
Effective July 1, 2015 the Advisor contractually agreed to limit the Retail Class shares expenses to 0.78% of the average daily net assets, prior to July 1, 2015 the Retail Class shares expenses were limited to 0.93% of average daily net assets.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.16	$19.86	$18.73	$14.16	$12.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.27	0.24	0.38	0.26	0.24
Net realized and unrealized
gain (loss) on investments	0.61	(0.38)	2.17	4.54	1.38
Total from investment operations	0.88	(0.14)	2.55	4.80	1.62

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.24)	(0.35)	(0.21)	(0.23)	(0.18)
Distributions from net realized gain	(1.11)	(1.21)	(1.21)	—	—
Total distributions	(1.36)	(1.56)	(1.42)	(0.23)	(0.18)
Proceeds from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—
Net asset value, end of year	$17.68	$18.16	$19.86	$18.73	$14.16
Total return	5.68%	(1.00)%	14.42%	34.39%	12.87%

SUPPLEMENTAL DATA:
Net assets,
end of year (000’s omitted)	$222,627	$230,132	$202,959	$138,317	$64,027
Portfolio turnover rate	34%	32%	41%	38%	27%
Ratios to average net assets:
Expenses before fees waived	0.70%	0.69%	0.72%	0.74%	0.84%
Expenses after fees waived	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.59%	1.27%	2.02%	1.57%	1.74%

(1)	Calculated using average shares outstanding method.
(2)	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016

NOTE 1 – ORGANIZATION

The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund commenced operations on November 3, 2003 with the investment objective to provide long-term capital appreciation. The Fund currently offers Retail and Institutional Class shares, which were first offered to the public on November 3, 2003 and on September 2, 2011, respectively. Both classes of shares hold equal rights as to earnings and assets with Retail Class shares bearing shareholder service fees. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported  sale price on the exchange on which the security is principally traded  or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REIT’s, BDC’s and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in  the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements  fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2016. See the Schedule of Investments for sector breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$335,956,630	$—	$—	$335,956,630
Short-Term
Investments	13,351,676	—	—	13,351,676
Total Investments
in Securities	$349,308,306	$—	$—	$349,308,306

There were no transfers into or out of Level 1, 2, or 3 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end, resulting from changes in exchange rates.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of October 31, 2016, the Fund has no post- October losses. At October 31, 2016, the Fund did not have any capital loss carry-forwards.

As of October 31, 2016, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of October 31, 2016, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted / amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REIT’s generally are comprised of ordinary income, capital gains and may include return of capital.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based  on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that need to be disclosed in the Fund’s financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund.  The amount of investment advisory fees incurred by the Fund for the year ended October 31, 2016, is disclosed in the Statement of Operations.  The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.78% and 0.68% for the Retail Class and Institutional Class shares, respectively, of each Class’s average daily net assets. The contract’s term is indefinite. At October 31, 2016, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $221,974. The Advisor may recover a portion of the above amount no later than the dates as stated.  Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the reimbursement was paid.

Year of Expiration	Amount
October 31, 2017	$103,654
October 31, 2018	$54,276
October 31, 2019	$64,044

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the year ended October 31, 2016, are disclosed in the Statement of Operations.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank NA serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases of securities, excluding short-term securities, for the Fund was $116,574,676. The proceeds from sales and maturities of securities, excluding short-term securities, for the Fund were $153,157,135. There were no reportable purchases or sales of U.S. Government obligations for the year ended October 31, 2016.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2016, and the fiscal year ended October 31, 2015, were as follows:

	2016	2015
Ordinary income	$4,694,722	$5,999,307
Long-term capital gains	22,864,575	21,595,864

The cost basis of investments for federal income tax purposes at October 31, 2016 was as follows:

Cost of investments for tax purposes	$322,614,689
Gross tax unrealized appreciation	41,109,272
Gross tax unrealized depreciation	(14,415,655)
Net tax unrealized appreciation	$26,693,617

As of October 31, 2016, components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$26,693,617
Undistributed ordinary income	4,199,647
Undistributed long-term capital gains	21,339,709
Total distributable earnings	25,539,356
Other accumulated gain	—
Total accumulated gain	$52,232,973

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The Advisor reimbursed the Fund in the interest amount disclosed in the

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2016 (Continued)

Statement of Operations and is included in the fees and expenses reimbursed.  Credit facility activity for the year ended October 31, 2016 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	4,539,000
Average daily loan outstanding	38,918
Credit facility outstanding as of October 31, 2016	—
Average interest rate	3.50%

NOTE 7 – TRANSACTIONS WITH AFFILIATED COMPANIES

The Fund holds shares of U.S. Bancorp common stock, an affiliate of the Distributor, as of October 31, 2016. The Fund purchased the shares shown below prior to August 14, 2012, when the Distributor became the Fund’s principal underwriter. As shown below, the Fund has had no transactions in the affiliate during the period.

	Share			Share
	Balance			Balance
	at			at	Realized		Value at
	October 31,			October 31,	Gain	Dividend	October 31,
	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
U.S.
Bancorp	52,500	—	—	52,500	$—	$54,863	$2,349,900	$1,380,327
Total							$2,349,900	$1,380,327

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Becker Value Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, of Becker Value Equity Fund, a series of Professionally Managed Portfolios (the Trust), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2016

Becker Value Equity Fund

EXPENSE EXAMPLE For the Six Months Ended October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example.

The example includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the  period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses

Becker Value Equity Fund

EXPENSE EXAMPLE For the Six Months Ended October 31, 2016 (Unaudited) (Continued)

may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
Class	5/1/16	10/31/16	5/1/16 – 10/31/16*
Retail
Actual	$1,000.00	$1,048.20	$4.02
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.22	$3.96

Institutional
Actual	$1,000.00	$1,048.60	$3.50
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.72	$3.46

*
The calculations are based on expenses incurred during the most recent six-month period for the Fund. The annualized expense ratios for the most recent six-month period for the Fund’s Retail Class and Institutional Class were 0.78% and 0.68% (reflecting fee waivers), respectively. The dollar amounts shown as expenses paid for the Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184 (the number of days in the most recent six-month period) and divided by 366 (the number of days in the fiscal year).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Inc. (business
Fund Services, LLC		May	consulting); formerly,
2020 E. Financial Way		1991.	Executive Vice
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation; The
c/o U.S. Bancorp		Since	Chief Executive		Univ. of Virginia
Fund Services, LLC		May	Officer, Rockefeller		Law School Fdn.
2020 E. Financial Way		1991.	Trust Co., (prior
Suite 100			thereto Senior Vice
Glendora, CA 91741			President), and Managing
Director, Rockefeller &
Co. (Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international
consumer products
conglomerate).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	1	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds,
Fund Services, LLC		September	formerly, Senior		Direxion ETF
615 East Michigan St.		2011.	Vice President		Trust and
Milwaukee, WI 53202			and Chief		Direxion
			Financial Officer		Variable Trust.
(and other positions),
U.S. Bancorp Fund
Services, LLC
since 1997.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May	Data Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds; Advisory
Fund Services, LLC		May	President, Investment		Board Member,
2020 E. Financial Way		1991.	Company Administration,		Sustainable
Suite 100			LLC (mutual fund		Growth
Glendora, CA 91741			administrator).		Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100			Services, LLC,
Glendora, CA 91741	Secretary	Indefinite	since July 2007.
Term;
Since
February
2008.

Aaron J. Perkovich	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		August	LLC, since
615 East Michigan St.		2016.	June 2006.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President	Not	Not
(born 1971)	Treasurer	Term;	(and other	Applicable.	Applicable.
c/o U.S. Bancorp		Since	positions), U.S.
Fund Services, LLC		June	Bancorp Fund
615 East Michigan St.		2006.	Services, LLC
Milwaukee, WI 53202			since July 1995.

Melissa Breitzman	Assistant	Indefinite	Officer, U.S.	Not	Not
(born 1983)	Treasurer	Term;	Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC
Fund Services, LLC		August	since June 2005.
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant	Not	Not
(born 1985)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		August	Fund Services,
615 East Michigan St.		2016.	LLC since
Milwaukee, WI 53202			November 2007.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Positions	Office and	Occupation	Complex(2)	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Compliance
Fund Services, LLC	Officer	July	Officer (and
615 East Michigan St.		2011.	other positions),
Milwaukee, WI 53202	Anti-		U.S. Bancorp
	Money		Fund Services,
	Laundering		LLC since
	Officer		August 2004.
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act of (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Becker Capital Management, Inc. (the “Advisor”) for the Becker Value Equity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the median of its peer group for the year-to-date, three-year, five-year and ten-year periods and underperformed its peer group median for the one-year period ended March 31, 2016.

The Trustees also considered that the Fund’s performance, compared to that of the Advisor’s other similarly managed accounts, was generally in-line for the one-year, three-year, five-year and ten-year periods ended March 31, 2016.  The Board noted that the Advisor represented that any differences in performance between the Fund and the similarly managed accounts were mainly attributable to cash needs and client-specific restrictions in the similarly managed accounts.

The Board also considered the performance of the Fund against broad-based securities market benchmarks, noting that the Fund has underperformed its primary benchmark for the one-year, three-year and five-year periods and outperformed for the ten-year period ended March 31, 2016.  As of the same time period, the Fund underperformed its secondary benchmark for the one-year, three-year, five-year and ten-year periods.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.68% for the Fund’s Institutional Class shares and 0.78% for its Retail Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees noted that the fees charged to the Fund as compared to the fees charged by the Advisor to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the SAI on  the SEC’s website at www.sec.gov or the Fund’s website at www.beckervaluefunds.com.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request by calling (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 551-3998.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Conference Room may be obtained by calling 1-800-SEC-0330. The Fund posts its portfolio holdings on its website at www.beckervaluefunds.com.

Becker Value Equity Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent without charge at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2016 was 100.00%.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

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Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Becker Value Equity Fund

	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$20,900	$20,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    January 4, 2017

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 4, 2017

* Print the name and title of each signing officer under his or her signature.